Case No.: 97-02395PJW Thru 97-02401PJW                           Accrual Basis-1

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending February, 1999

                                Document          Previously         Explanation
Required Attachments:           Attached           Submitted          Attached

1.  Tax Receipts                  ( )                 (X)                ( )

2.  Bank Statements               (X)                 ( )                ( )

3.  Most recently filed           ( )                 (X)                ( )
    Income Tax Return

4.  Most recent Annual            (X)                 ( )                ( )
    Financial Statements
    prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/  Windle R. Ewing                                       Vice President
---------------------------------                   ----------------------------
SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Windle R. Ewing                                            March 29, 1999
---------------------------------                   ----------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/  Tom Matta                                           Accounting Manager
---------------------------------                   ----------------------------
SIGNATURE OF PREPARER                                          TITLE

     Tom Matta                                             March 29, 1999
---------------------------------                   ----------------------------
PRINTED NAME OF PREPARER                                        DATE


     All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)

                            Comparative Balance Sheet

                                                    Month              Month
                                                   1/31/99            2/28/99
Assets
 1  Cash                                            $720,606           $696,626
 2  Accounts Receivable (Net)                        965,044            965,044
 3  Inventory                                         34,190             34,190
 4  Notes Receivable                                    -                  -
 5  Prepaid Expenses                                  15,166             15,166
 6  Other (Attach List)                                 -                  -
 7  Total Current Assets                           1,735,006          1,711,026
 8  Property, Plant & Equipment                   10,454,993         10,454,993
 9  Less: Accumulated
    Depreciation/Depletion                         5,811,127          5,811,127
10  Net Property, Plant & Equipment                4,643,866          4,643,866
11  Due From Affiliates & Insiders                      -                  -
12  Intangibles (Attach List)                           -                  -
12a Debt Issuance Cost                                  -                  -
13  Other (Attach List)                            2,024,310          2,024,310
14  Total Assets                                  $8,403,182         $8,379,202

Postpetition Liabilities
15  Accounts Payable                               5,386,224          5,380,760
15a Accrued Telecommunications Costs                 967,430            967,430
16  Taxes Payable                                       -                  -
16a Accrued Taxes Payable                               -                  -
17  Notes Payable                                       -                  -
18  Professional Fees                                   -                  -
19  Secured Debt                                        -                  -
20  Due To Affiliates & Insiders                        -                  -
21  Other (Attach List)                                 -                  -
22  Total Postpetition Liabilities                 6,353,654          6,348,190

Prepetition Liabilities
23  Secured Debt                                   4,267,093          4,267,093
24  Priority Debt (Attach List)                       91,675             91,675
24a Redeemable Preferred Stock                     1,620,000          1,620,000
25  Unsecured Debt                                47,444,515         47,444,515
26  Other (Attach List)                                 -                  -
27  Total Prepetition Liabilities                 53,423,283         53,423,283
28  Total Liabilities                             59,776,937         59,771,473

Equity
29  Owner's Prepetition Equity                   (12,258,875)       (12,258,875)
30  Postpetition Cumulative
    Profit or (Loss)                             (39,114,880)       (39,133,396)
31  Total Equity (Deficit)                       (51,373,755)       (51,392,271)
32  Total Liabilities & Owner's Equity            $8,403,182         $8,379,202

In Re:   SA Telecommunications, Inc.                             Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                   Month                  Month
                                                  1/31/99                2/28/99

 6  Other Current Assets
    A/R-Jack Matz                                       0                      0
    A/R Prarie Systems, Inc.                            0                      0
    A/R Line Costs                                      0                      0
    Long Distance Network N/R                           0                      0
                                           -------------------------------------
                                                        0                      0
                                           =====================================

12  Intangibles
    Goodwill (net of amortization)                      0                      0
                                           =====================================

13  Other Non-Current Assets
    Prepaid Employee Settlement (net)                   0                      0
    Security Deposits & Miscellaneous           2,024,310              2,024,310
                                           -------------------------------------
                                                2,024,310              2,024,310
                                           =====================================

21  Other Post-Petition Liabilities
    Accr Payroll/Payroll Taxes/Benefits                 0                      0
    Accr Medical Ins                                    0                      0
    Accr Property Taxes                                 0                      0
                                           -------------------------------------
                                                        0                      0
                                           =====================================
24  Priority Debt
    Accrued Payroll/Employee Benefits              20,513                 20,513
    Accrued Property Taxes                         71,162                 71,162
    Accrued Sales Taxes                                 0                      0
                                           -------------------------------------
                                                    91,675                91,675
                                           =====================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                 Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                              Month                   Month
                                           January, 1999          February, 1999
                                           -------------          --------------

Revenues
 1 Gross Revenues                                      0                      0
 2 Less: Returns & Discounts
 3 Net Revenue                                         0                      0

Cost Of Goods Sold
 4 Beginning Inventory
 5 Add: Purchases
 6 Less: Ending Inventory
 7 Cost Of Goods Sold
 8 Gross Profit                                        0                      0

Operating Expenses
 9 Officer/Insider Compensation                    4,133                  8,147
10 Direct Labor/Salaries                           3,223                  3,223
11 Payroll Taxes                                                          1,151
12 Rent & Lease Expense                            2,332                    665
13 Insurance
14 Depreciation/Amortization                        -                      -
15 General & Administrative                       10,145                  3,040
16 Other (Attach List)                              -                      -
17 Total Operating Expenses                       19,833                 16,226
18 Operating Income                              (19,833)               (16,226)

Other Income & Expenses
19 Other Income (Attach List)
20 Other Expenses (Attach List)
21 Interest Expense
22 Other                                          38,019                  1,797
23 Net Other Income & Expenses                    38,019                  1,797

Reorganization Expenses
24 Professional Fees                              (1,798)                (4,085)
25 U.S. Trustee Fees
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax
29 Net Profit (Loss)                              16,388                (18,514)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -4

CASH RECEIPTS AND
DISBURSEMENTS

                  TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL   TOTAL SATEL    TOTAL SATEL
                      A/P        MAIN OPER.       P/R         GREYROCK       MISC.        CD & NEC     PETTY CASH

1. BEG. BAL          (852.92)    57,121.69         -              -        79,801.16     584,536.24         -         720,606.17
2. CASH                 -             -            -              -            -              -             -              -
   SALES
3. RECEIPTS             -             -            -              -            -           1,797.11         -           1,797.11
4. LOANS &
   ADVANCES             -             -            -              -            -               -            -               -
5. SALE
   ASSETS               -             -            -              -            -               -            -               -
6. (OTHER)
   PAYDOWNS
   ON REVOLVER       (350.00)         -            -              -            -               -            -            (350.00)
                  ------------------------------------------------------------------------------------------------------------------

7. TOTAL
   RECEIPTS          (350.00)         -            -              -            -           1,797.11         -           1,447.11
8. TOTAL
   CASH AVAIL.     (1,202.92)    57,121.69         -              -        79,801.16     586,333.35         -         722,053.28
                  ------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS<F1>       -       (25,396.71)        -              -           (30.70)          -            -         (25,427.41)
EOM
BALANCE            (1,202.92)    31,724.98         -              -        79,770.46     586,333.35                   696,625.87
                  ------------------------------------------------------------------------------------------------------------------

<F1>   See attached detail of disbursements by check number, date, payee and amount.

Debtor:   SA Telecommunications, Inc. and Subsidiaries           Accrual Basis-5

Case No:  97-2395 through 97-2401

Accounts Receivable Aging
                         0 - 30 days old                             $   965,044
                         31 - 60 days old                                     -
                         61 - 90 days old                                     -
                         91 + days old                                        -
                         Total Accounts Receivable                   $   965,044
                         Amount Considered Uncollectable                      -
                         Account Receivable                          $   965,044

Aging Of Postpetition Accounts Payable
                        0-30       31-60     61-90     91+
                        Days       Days      Days      Days       Total
--------------------------------------------------------------------------------

Accounts Payable     $5,380,760    $ -       $ -       $ -      $5,380,760

Status Of Postpetition Taxes

                     Beginning      Amount                 Ending
                        Tax        Withheld      Amount      Tax      Delinquent
                     Liability*   Or Accrued*     Paid    Liability     Taxes
Federal
Withholding**          15,220        1,909       3,818      13,311
FICA-Employee**         7,191          767       1,535       6,423
FICA-Employer**         7,191          767       1,535       6,423
Unemployment            1,006            -           -       1,006
Income
Other (Attach List)
Total Federal Taxes    30,607        3,444       6,887      27,163         -

State And Local
Withholding                 -            -           -           -
Sales                 451,319*           -           -     451,319
Excise
Unemployment            6,714            -           -       6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local   458,033            -           -     458,033         -
 Total Taxes          488,640        3,444       6,887     485,196         -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax.


* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.


** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)                SA TELECOMMUNICATIONS, INC.                     ACCRUAL BASIS - 6

BANK RECONCILIATIONS         Acct #1        Acct #2        Acct #3        Acct #4      Acct #7        Acct #10       Acct #11
                             USC            USC            USC            NEC          USC            AddTel         AddTel

A.  Bank                     Wells Fargo    Wells Fargo    Wells Fargo    Various      Wells Fargo    Wells Fargo    Wells Fargo
B.  Acct #                   4311-269112    4311-269120    4311-269138    Various      4311-269146    0933 051211    1290-000025-000

C.  Purpose                  A/P            Operating      Payroll        Misc.        Insurance        Operating         CD
                                                                          Depository

1 Balance per Bank
  Statement                       -         31,760.48           -         586,333.35   77,107.28            -              -
2 + Deposits not credited                       -               -
3 - Outstanding Checks       (2,023.07)         -               -              -       (1,573.02)           -
4 +/- Other Reconciling
  items                         820.15         (35.50)          -              -        4,236.20            -
                             -------------------------------------------------------------------------------------------------------
5 Month End Balance per
  books                      (1,202.92)     31,724.98           -         586,333.35   79,770.46            -               -
                             =======================================================================================================

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7

                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    Insiders
                                                                      Cumulative
                                                 Type of     Amount     Unpaid
      Name               Position                Payment      Paid      Balance

 1  Igor Mamantov        VP-Corp Development     Payroll    Resigned
 2  Dennis Lee Gundy     VP-Operations           Payroll    Resigned
 3  Jeffery M. Petrie    VP-Telemarketing        Payroll    Resigned
 4  Windle R. Ewing      VP-Tariffs and Reg.
                         Affair                  Payroll      5,577.68
 5  Thomas J. Brighi     VP-Telemarketing        Payroll    Resigned
 6  George M. Trevino    Controller              Payroll    Resigned
 7  Kellie Watts         Asst. General Counsel   Payroll    Resigned
 8  Julie Judd           HR Administrator        Payroll    Resigned
 9  Cheryl Leahy         Asst. Controller        Payroll    Resigned
10  Chuck Leblo                                  Payroll    Resigned


                        Total Payments to Insiders                    $ 5,577.68

                               Date of Court                              Total
               Type of       Order Authorizing     Amount     Amount      Paid
   Name      Professional         Payment         Approved     Paid      To Date
   -----------------------------------------------------------------------------
1
2  None         None               None             None       None
3
4
Total Payments to Professionals


                          Adequate Protections Payments

                        Scheduled Monthly       Amounts Paid       Total Unpaid
   Name of Creditor       Payments Due        During the Month     Post Petition

1                             None                  None                 -
2
3
4
5
         Total          $      -                    $    -

                                                                 ACCRUAL BASIS-8

97-02395PJW THRU 97-02401PJW

------------------------------------------------------------------------------------ ---------- ----------
QUESTIONNAIRE                                                                           YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X<F1>
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X<F2>
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X<F3>
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
6.       Are any postpetition payroll taxes past due?                                               X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
8.       Are any postpetition real estate taxes past due?                                           X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
9.       Are any other postpetition taxes past due?                                                 X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?                                   X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
12.      Are any wage payments past due?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
If the  answer  to any of the above  questions  is  "YES",  provide  a  detailed explanation of each item. Attach additional sheets if necessary.

<F1> Prepetition accounts retained during this period per court order.
<F2> Only items such as payroll and benefits approved by court order.
<F3> Only amounts per D.I.P. Financing Agreement approved by court order.

------------------------------------------------------------------------------------ ---------- ----------
INSURANCE                                                                               YES        NO
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                         X
------------------------------------------------------------------------------------ ---------- ----------
------------------------------------------------------------------------------------ ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attached additional sheets if necessary.


--------------------------------------------------------------------------------
                               INSURANCE POLICIES
--------------------------------------------------------------------------------
---------------------- --------------------- -----------------------------------
TYPE OF                                                           PAYMENT AMOUNT
POLICY              CARRIER             PERIOD COVERED             & FREQUENCY
--------------------------------------------------------------------------------

                   See attached schedule of current policies.

--------------------------------------------------------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


--------------------------------------------------------------------------------
                                    Personnel
--------------------------------------------------------------------------------
                                       Full Time              Part Time
                                         Total                  Total
--------------------------------------------------------------------------------
1.  Total number of employees
    at beginning of period                 2                      -
2.  Total number of employees
    hired during the period                -                      -
3.  Number of employees terminated
    or resigned during the period          -                      -
4.  Total number of employees on
    payroll at end of period               2                      -
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                Change of Address
--------------------------------------------------------------------------------


     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:  ______________________

NEW ADDRESS: